United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 25, 2002
                                                       -----------------------


                               PENNEXX FOODS, INC.
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               (Exact Name of Registrant as Specified in Charter)

             Pennsylvania             000-31148                 23-3008972
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(State or Other                    (Commission File            (IRS Employer
Jurisdiction of Incorporation)         Number)               Identification No.)

          5501 Tabor Avenue
     Philadelphia, Pennsylvania                               19120
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         (Address of Principal                              (Zip Code)
         Executive Offices)


                                 (215) 743-4331
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         On September 25, 2002, Pennexx Foods, Inc. issued a press release announcing that the costs of vacating its former plant in Pottstown, Pennsylvania and of opening its new plant in Philadelphia will contribute to a loss in the quarter annual period ending September 30, 2002.

         A copy of the press release of September 25, 2002 is filed herewith as
Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS:

         (c)      Exhibits:

         Exhibit No.                Description:

         99.1                       Press Release, dated September 25, 2002.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PENNEXX FOODS, INC.
                                               (Registrant)


                                      By: /s/  Michael D. Queen, President
                                          ----------------------------------
Date: September 25, 2002              Michael D. Queen, President





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                                INDEX TO EXHIBITS

Exhibit
Number            Description

99.1              Press Release, dated September 25, 2002